SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      September 14, 2015
                        Date of Report
               (Date of Earliest Event Reported)

                     POWERCOMM HOLDINGS INC.
       (Exact Name of Registrant as Specified in its Charter)

               WHITE GROTTO ACQUISITION CORPORATION
      (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55391                  47-3152668
(State or other     (Commission File Number)         (IRS Employer
jurisdiction                                        Identification No.)
of incorporation)

                      3429 Ramsgate Terrace
                    Alexandria, Virginia 22309
         (Address of principal executive offices) (zip code)

                          571-259-8773
        (Registrant's telephone number, including area code)

                      215 Apolena Avenue
                Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On September 15, 2015 PowerComm Holdings Inc. (formerly White Grotto Acquisition Corporation) (the "Registrant" or the "Company") issued 20,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 20,500,000 shares of common stock as follows:

          20,000,000          David L. Kwasnik Sr.

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company.
The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control.
If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On September 14, 2015, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on March 3, 2015 as amended and supplemented by the information contained in this report.

   The Registrant intends to effect to develop a company designed to serve as a holding company for certain privately owned power transmission, distribution, telecommunications, fiber optic, cellular communications, excavation, dredging, gas and oil pipeline, road and bridge, wind and solar, alternative energy, bio-fuels, and bio-coal construction companies.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On September 14, 2015 the following events occurred:

        James M. Cassidy resigned as the Registrant's president, secretary and director.

        James McKillop resigned as the Registrant's vice president and director.

        David L. Kwasnik Sr. was named director of the Registrant.

        David L. Kwasnik Sr. was appointed Chief Executive Officer and Treasurer of the Registrant.

   David L. Kwasnik Sr.   serves as the sole director and officer of the
Registrant. Since 1995, Mr. Kwasnik has served as the president and chief executive officer of PowerComm Construction, a privately held company. He has managed and directed all aspects and technological operations, procurement and project management activities for the company's telecommunications, power transmission and distribution construction projects.

                          SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                  POWERCOMM HOLDINGS, INC.

Date: September 15, 2015         /s/ David Kwasnik
                                 Chief Executive Officer